Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Capital Automotive LLC

8484 Westpark Drive, Suite 200

McLean, Virginia 22102

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of mortgaged properties and related tenant leases in connection with the proposed offering of CARS Net-Lease Mortgage Notes, Series 2023-1. Capital Automotive LLC (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Data File. Additionally, ATLAS SP Securities, a division of Apollo Global Securities, LLC, and ATLAS SP Partners, L.P., Barclays Capital Inc. and Morgan Stanley & Co. LLC (collectively with the Company, the “Specified Parties”) have agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

We performed certain procedures on earlier versions of the Statistical Data File and communicated differences prior to being provided the final Statistical Data File, which was subjected to the procedures described below.

Agreed-Upon Procedures

On August 25, 2023, representatives of the Company provided us with a computer-generated data file and related record layout (the “Statistical Data File”) containing data, as represented to us by the Company, as of the close of business June 30, 2023 (except for the One-month Benchmark Threshold, which is as of September 1, 2023), with respect to 186 mortgaged properties (the “Mortgage Properties”) and the related tenant leases (the “Tenant Leases”). The Mortgage Properties and Tenant Leases consist of (i) 169 previously securitized Mortgaged Properties (the “Initial Mortgaged Properties”) and the related tenant leases associated with each Initial Mortgaged Property (the “Initial Leases”) and (ii) 17 subsequent Mortgaged Properties (the “Subsequent Mortgaged Properties”) and the related tenant leases associated with each Subsequent Mortgaged Property (the “Subsequent Leases”).

Member of Deloitte Touche Tohmatsu Limited

File Review Procedures of the Initial Mortgaged Properties:

For each of the Initial Mortgaged Properties, we performed certain comparisons and recomputations of the initial mortgaged property characteristics (the “Initial Mortgaged Property Characteristics”) set forth on the Statistical Data File and indicated below.

Initial Mortgaged Property Characteristics

1. Property name 2. Property street address 3. Property city 4. Property state 5. Property zip code	6. Property county 7. Brand/usage 8. Building area (sq.ft.) 9. Land area (acreage) 10. Metropolitan Statistical Area (“MSA”)

We compared Initial Mortgaged Property Characteristics 1. through 9. to the corresponding information set forth on or derived from (i) a computer-generated data file and related record layout containing data, as represented to us by the Company, as of the close of business September 30, 2021, with respect to 192 mortgaged properties and the related tenant leases related to CARS Net-Lease Mortgage Notes, Series 2022-1 (the “2022-1 Transaction Data File”) or (ii) the “Appraisal Report.”

We compared Initial Mortgaged Property Characteristic 10. to the corresponding information set forth on or derived from the “US Census Bureau Website” at http://www.census.gov/geo/.

File Review Procedures of the Initial Leases:

For each of the Initial Leases that did not indicate a dealer group of “vacant” (as set forth on the Statistical Data File), we performed certain comparisons and recomputations of the initial lease characteristics (the “Initial Lease Characteristics”) set forth on the Statistical Data File and indicated below.

Initial Lease Characteristics

1.  Tenant name

2.  Lease start date

3.  Lease expiration date

4.  Purchase option indicator (yes/no)

5.  Purchase option date (if applicable)

6.  Purchase option terms (if applicable)

7.  Remaining renewal options

8.  Floating rate indicator (yes/no)

9.  One-month Benchmark Threshold#

10.  Master lease indicator (yes/no)

11.  If Master Lease/Properties included (if applicable)

12.  Original initial lease term

13.  Increase type

14.  % of CPI

15.  Minimum increase percentage

16.  Maximum increase percentage

17.  Increase frequency

18.  Right of first offer indicator (yes/no)

19.  Right of first negotiation (yes/no)

20.  Right of first refusal indicator (yes/no)

21.  Guarantors

#	For floating rate leases only

We compared Initial Lease Characteristics 1. through 21. to the corresponding information set forth on or derived from the (i) 2022-1 Transaction Data File or (ii) lease agreement or any amendments thereto (collectively, the “Lease Agreement”).

File Review Procedures of the Subsequent Mortgaged Properties:

At the Company’s instruction, for each Subsequent Mortgaged Property, we performed certain comparisons and recomputations of the mortgaged property characteristics (the “Subsequent Mortgaged Property Characteristics”) set forth on or derived from the Statistical Data File and indicated below.

Subsequent Mortgaged Property Characteristics

1. Property name 2. Property street address 3. Property city 4. Property state 5. Property zip code 6. Property county	7. Brand/usage 8. Building area (sq.ft.) 9. Land area (acreage) 10. Appraised value 11. MSA 12. Dealer group FCCR

We compared Subsequent Mortgaged Property Characteristics 1. through 10. to the corresponding information set forth on or derived from the Appraisal Report.

We compared Subsequent Mortgaged Property Characteristic 11. to the corresponding information set forth on or derived from the US Census Bureau Website.

We compared Subsequent Mortgaged Property Characteristic 12. to the corresponding information set forth on or derived from supporting documentation, including, but not limited to, schedules, worksheets and audited or unaudited/audited financial information provided to us by representatives of the Company (collectively, the “Financial Documentation”).

File Review Procedures of the Subsequent Leases:

For each of the Subsequent Leases, we performed certain comparisons and recomputations of the subsequent lease characteristics (the “Subsequent Lease Characteristics”) set forth on the Statistical Data File and indicated below.

Subsequent Lease Characteristics

1.  Tenant name

2.  Lease start date

3.  Lease expiration date

4.  Purchase option indicator (yes/no)

5.  Purchase option date (if applicable)

6.  Purchase option terms (if applicable)

7.  Remaining renewal options

8.  Floating rate indicator (yes/no)

9.  One-month Benchmark threshold#

10.  Master lease indicator (yes/no)

11.  If Master Lease/Properties included (if applicable)

12.  Original initial lease term

13.  Increase type

14.  % of CPI

15.  Minimum increase percentage

16.  Maximum increase percentage

17.  Increase frequency

18.  Right of first offer indicator (yes/no)

19.  Right of first negotiation (yes/no)

20.  Right of first refusal indicator (yes/no)

21.  Guarantors

22.  Next adjustment date

23.  Last adjustment date

24.  Current annual rent/income

25.  Floating rate portion of current annual rent/income#

26.  Dealer group

27.  Remaining lease term

#	For floating rate leases only

We compared Subsequent Lease Characteristics 1. through 25. to the corresponding information set forth on or derived from the Lease Agreement. Further, at your instruction, with respect to Characteristic 24., differences of $10.00 or less are deemed to be “in agreement” for purposes of our comparison.

We compared Subsequent Lease Characteristic 26. to a query, provided to us by the Company on August 11, 2023, from the Company’s asset management system (the “Dealer Group Query”).

With respect to Subsequent Characteristic 27., we recomputed the remaining lease term as the quotient of (i) the number of days between June 30, 2023 and the lease expiration date, as set forth on the Lease Agreement, and (ii) 365. We compared such recomputed remaining lease term (rounded to the nearest second decimal) to the remaining lease term set forth on the Statistical Data File.

The mortgage property and lease documents indicated above, and any other related documents provided in support of the mortgage property and lease characteristics indicated above, were provided to us by the Company and are collectively referred to hereinafter as the “Source Documents”. We were not requested to perform and we did not perform any procedures with respect to the preparation or verification of any of the information set forth on the Source Documents and make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Source Documents. In addition, we make no representations as to whether the Source Documents are comprehensive or valid instruments and reflect the current prevailing terms with respect to the corresponding Mortgaged Properties and Tenant Leases.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Initial Mortgaged Property Characteristics, Initial Lease Characteristics, Subsequent Mortgaged Property Characteristics and Subsequent Lease Characteristics set forth on the Statistical Data File were found to be in agreement with the above-mentioned Source Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the mortgaged properties and related tenant leases underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the Mortgaged Properties and Tenant Leases or (iii) reasonableness of any of the aforementioned information, assumptions or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events or circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Data File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

August 29, 2023